SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]   Preliminary  Proxy Statement
[ ]   Confidential, for Use of the Commission
      Only (as permitted by Rule 14a-6(e)(2))
[X]   Definitive Proxy Statement
[ ]   Definitive Additional Materials
[ ]   Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                               WEGENER CORPORATION
                (Name of Registrant as Specified in Its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)   Title of each class of securities to which transaction applies:

      (2)   Aggregate number of securities to which transaction applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)   Proposed maximum aggregate value of transaction:

      (5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                               WEGENER CORPORATION

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                      TO BE HELD TUESDAY, JANUARY 27, 1998

To the Stockholders:

      The Annual Meeting of Stockholders of WEGENER CORPORATION, a Delaware corporation, will be held at its home office at 11350 Technology Circle, Duluth, Georgia 30097, on Tuesday, January 27, 1998 at 7:00 p.m., Eastern Standard Time, for the following purposes:

      (a) To elect one director to hold office until the 2001 Annual Meeting of Stockholders or until his successor shall have been elected and qualified;

      (b)   To approve and adopt the 1998 Incentive Pl n;

      (c) To consider ratification of the appointment of BDO Seidman, LLP as auditors for fiscal year 1998; and

      (d) To transact such other business as may properly come before the meeting or any adjournment thereof.

      The Board of Directors has fixed December 5, 1997 as the record date for the determination of stockholders entitled to vote at the Annual Meeting of Stockholders. Only stockholders of record at the close of business on that date will be entitled to notice of and to vote at the meeting. The stock transfer records of Wegener Corporation will not be closed.

      A proxy statement and a proxy solicited by the Board of Directors, together with a copy of the 1997 Annual Report to Stockholders are enclosed herewith. Stockholders are cordially invited to attend the Annual Meeting. Whether or not you expect to attend the meeting in person, you are requested to sign and date the enclosed proxy and return it as promptly as possible in the accompanying envelope. If you attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

                                    By Order of the Board of Directors


                                    J. Elaine Miller
                                    Secretary
Duluth, Georgia
December 17, 1997

                     PLEASE PROMPTLY COMPLETE AND RETURN THE
                    ENCLOSED PROXY IN THE ENVELOPE PROVIDED.

                               WEGENER CORPORATION
                             11350 Technology Circle
                              Duluth, Georgia 30097




                                 PROXY STATEMENT
                     For the Annual Meeting of Stockholders
                             of Wegener Corporation

                         To Be Held on January 27, 1998


      This Proxy Statement is furnished in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders of Wegener Corporation (the "Company") to be held on Tuesday, January 27, 1998. This Proxy Statement is first being mailed to stockholders on or about December 17, 1997.

      The enclosed proxy is solicited by the Board of Directors of the Company and will be voted at the Annual Meeting and any adjournment of the meeting. The proxy may be revoked at any time before it is exercised by delivering a written revocation to the Secretary of the Company or by voting at the meeting in person or by delivering to the Secretary of the Company a new proxy properly executed and bearing a later date. The items enumerated herein constitute the only business which the Board of Directors intends to present or knows will be presented at the meeting. However, the proxy confers discretionary authority upon the persons named therein, or their substitutes, with respect to any other business which may properly come before the meeting. Abstentions and broker non-votes will not be counted as votes either in favor of or against the matter with respect to which the abstention or broker non-vote relates; however, with respect to any matter other than the election of directors, an abstention or broker non-vote would have the effect of a vote against the proposal in question.

      The record date for the determination of stockholders entitled to vote at the Annual Meeting has been set at December 5, 1997. As of December 5, 1997, the Company had outstanding 11,598,453 shares of common stock, $.01 par value. Each share is entitled to one vote. A majority of the shares of common stock outstanding must be present, in person or by proxy, to constitute a quorum.


                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information as of December 5, 1997 with respect to ownership of the outstanding common stock of the Company by (i) all persons known to the Company to own beneficially more than five percent (5%) of the outstanding common stock of the Company, including their address, (ii) each director and executive officer of the Company and (iii) all directors and executive officers of the Company as a group:

                                                           Amount
                                                             and
                                                          Nature of     Percent
                                             Director     Beneficial       of
                   Name                       Since       Ownership(1)   Class
        -----------------------------------  ---------   --------------  ------
        Robert A. Placek                       1987       1,997,032(2)   17.2%
        Kennedy Capital Management, Inc.        N/A         716,805(3)    6.2%
        Heinz W. Wegener                        N/A         613,043(4)    5.3%
        James H. Morgan, Jr.                   1987          73,000(5)      *
        C. Troy Woodbury, Jr.                  1989          42,929(6)      *
        Joe K. Parks                           1992          11,000(7)      *
        James T. Traicoff                       N/A          13,357(8)      *

        All executive officers and directors
        as a group
        (5 persons)                                       2,137,318(9)   18.3%
_____________________
*Less than 1%

(1) Includes stock options exercisable within 60 days of the record date.

(2) Includes 8,182 shares held in a 401(k) plan, stock options to purchase 153,000 shares, and 120,000 shares over which Mr. Placek has sole voting power but as to which Mr. Placek disclaims any other beneficial interest. Mr. Placek's business address is 11350 Technology Circle, Duluth, Georgia 30097.

(3) As reflected in its Schedule 13F filed with the Securities and Exchange Commission on September 30, 1997, Kennedy Capital Management, Inc. ("Kennedy") is a registered Investment Advisor, investing and managing funds for its clients. Kennedy is the beneficial owner of 716,805 shares that it holds on behalf of its clients, in separate accounts established for each client. Kennedy's business address is 10829 Olive Boulevard, St. Louis, Missouri 63141.

(4) Mr. Wegener's wife beneficially owns 231,750 shares. Mr. Wegener disclaims any beneficial ownership interest in Mrs. Wegener's shares which are not included in the table above. Mr. Wegener's business address is 6170 Shiloh, Alpharetta, Georgia 30005.

(5) Includes stock options to purchase 16,000 shares.

(6) Includes 1,429 shares held in a 401(k) plan and 41,500 shares subject to currently exercisable stock options.

(7) Includes stock options to purchase 10,000 shares.

(8) Includes 6,857 shares held in a 401(k) plan and 3,750 shares subject to currently exercisable stock options.

(9) Includes 16,469 shares held in a 401(k) plan and 224,250 shares subject to currently exercisable stock options.

                                 AGENDA ITEM ONE
                              ELECTION OF DIRECTORS

      The Company's Board of Directors presently consists of four directors, elected to staggered three-year terms.

    The term of James H. Morgan, Jr. will expire at the Annual Meeting of Stockholders. The Board of Directors has nominated Mr. Morgan for re-election as a director of the Company. Unless otherwise directed, the proxies will be voted at the meeting for the election of the nominee or, in the event of any unforeseen contingency, for a different person as a substitute. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE NOMINEE.

      JAMES H. MORGAN, JR., age 57, was an attorney and shareholder of O'Callaghan, Saunders & Stumm, P.A., Atlanta, Georgia, from 1985 to October 1990, at which time he joined the firm of Smith, Gambrell & Russell, LLP, Atlanta, Georgia, as a partner. Smith, Gambrell & Russell, LLP currently acts as general counsel to the Company and receives fees for services rendered. Mr. Morgan has served as a director of the Company since 1987.

      ROBERT A. PLACEK, age 59, has served as a director of the Company since August 1987, as Chairman of the Board of Directors since May 1994 and as President and Chief Executive Officer since August 1987. Mr. Placek has been President and a director of Wegener Communications, Inc. ("WCI"), a subsidiary of the Company, since 1979. His term of office expires in 2000.

      C. TROY WOODBURY, JR., age 50, has served as Treasurer and Chief Financial Officer of the Company since June 1988, and as a director of the Company since December 1989. He also has served as Treasurer and Chief Operating Officer of WCI since September 1992 and as Executive Vice President of WCI since July 1995. Prior to joining the Company in 1988, Mr. Woodbury served as Group Controller for Scientific-Atlanta, Inc. from March 1975 to June 1988. His term of office expires in 1999.

      JOE K. PARKS, age 62, retired, served as Laboratory Director, Threat Systems Development Laboratory of the Georgia Tech Research Institute, a department of the Georgia Institute of Technology, from 1980 to July 1996. The principal business of the Threat Systems Development Laboratory is to design and manufacture radar systems which simulate enemy threats. Mr. Parks has served as a director of the Company since May 1992. His term of office expires in 1999.

COMMITTEES OF THE BOARD OF DIRECTORS

      The Board of Directors has standing Audit, Executive Compensation, and Incentive Plan Committees. The Audit Committee is composed of Messrs. Placek, Parks and Morgan and held three meetings during the fiscal year ended August 29, 1997. The function of the Audit Committee is to consult with the auditors regarding the plan of audit, the results of the audit and audit controls, and the adequacy of internal accounting controls. The Audit Committee considers the scope, approach, effectiveness and recommendations of the audit performed by the independent accountants; determines and prescribes limits upon the types of non-audit professional services that may be provided by the independent accountants without adverse effect on the independence of such accountants; recommends the appointment of independent accountants; and considers significant accounting methods adopted or proposed to be adopted.

    The Executive Compensation Committee is composed of Messrs. Placek and Morgan and held one meeting during the fiscal year ended August 29, 1997. The function of the Executive Compensation Committee is to recommend to the full Board compensation arrangements for the Company's senior management and the adoption of any benefit plans in which officers and directors are eligible to participate.

      The 1988 Incentive Plan Committee is composed of Messrs. Morgan and Parks and held one meeting and acted one time by unanimous written consent during the fiscal year ended August 29, 1997. The 1988 Incentive Plan Committee is responsible for determining the key employees who will receive awards under the 1988 Incentive Plan, the amount or number of shares of stock to be granted, and the terms and conditions of each award.

      The 1989 Directors' Incentive Plan Committee is comprised of Messrs. Morgan and Parks and held one meeting and acted one time by unanimous written consent during the fiscal year ended August 29, 1997. The 1989 Directors' Incentive Plan Committee is responsible for determining which of the participating directors of the Company will receive awards under the 1989 Directors' Incentive Plan, the form or forms of awards to be granted to any participating director, the amount or number of shares of stock to be granted, and the terms and conditions of each award.

      The Board of Directors does not have a standing nominating committee.

MEETINGS OF THE BOARD OF DIRECTORS

      The Board of Directors of the Company held four meetings and acted one time by unanimous written consent during the fiscal year ended August 29, 1997. During fiscal 1997, each director attended all meetings of the Board of Directors and Committee(s) on which he served.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain officers and persons who own more than 10% of the outstanding common stock of the Company to file with the Securities and Exchange Commission reports of changes in ownership of the common stock of the Company held by such persons. Officers, directors and greater than 10% stockholders are also required to furnish the Company with copies of all forms they file under this regulation. To the Company's knowledge, based solely on a review of copies of such reports furnished to the Company and representations that no other reports were required, during fiscal 1997, all Section 16(a) filing requirements applicable to its officers and directors were complied with, except as follows:
Robert A. Placek, Chairman of the Board and President, filed one report late reporting one gift transaction and the cancellation and regrant of certain stock options; C. Troy Woodbury, Jr., Treasurer and Chief Financial Officer, filed one report late reporting one exempt sale transaction under the Company's 401(k) Plan and the cancellation and regrant of certain stock options; and James T. Traicoff, Controller, filed one report late reporting the cancellation and regrant of certain stock options.

                             EXECUTIVE COMPENSATION

      The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus exceeded $100,000 (the "Named Executive Officers") for the fiscal years ended August 29, 1997, August 30, 1996 and September 1, 1995.



                                    SUMMARY COMPENSATION TABLE

                                                                                 Long Term
                                                                                Compensation
                                                Annual Compensation        ----------------------
                                                                                   Awards
----------------------------------------------------------------------------------------------------------------
          Name                                                     Other    Restricted                 All
           and                   Fiscal                           Annual       Stock    Options/      Other
        Principal                 Year      Salary     Bonus   Compensation  Award(s)     SARs     Compensation
        Position                              ($)       ($)         ($)        ($)        (#)        ($)(b)
----------------------------------------------------------------------------------------------------------------
Robert A. Placek                  1997      174,062     -0-         -0-         0       153,000(b)    19,420
   Chairman of the Board,         1996      167,623     -0-         -0-         0             0       19,264
   President and Chief            1995      143,875     -0-         -0-         0       153,000       19,304
   Executive Officer; Director

C. Troy Woodbury, Jr.             1997      127,796     -0-   57,925(c)         0        40,000(b)     2,400
   Treasurer and Chief            1996      122,533     -0-   15,216(c)         0             0        1,154
   Financial Officer;             1995       99,020     -0-         -0-         0        40,000          521
   Director

________________________

    (a) Represents amounts contributed by the Company pursuant to the Company's 401(k) plan and life insurance premiums paid by the Company, as follows:

                                                  Insurance
                        Name       Fiscal Year    Premiums       401(k) Contributions
                        ----       -----------    --------       --------------------

           Robert A. Placek           1997        $ 17,055             $ 2,365
                                      1996          17,055               2,209
                                      1995          17,055               2,249

           C. Troy Woodbury, Jr.      1997            0                  2,400
                                      1996            0                  1,154
                                      1995            0                    521

    (b) Of the amount  shown,  options  covering  all shares were  granted in  consideration  of the cancellation  of previously  granted  options for an equal number of shares.  See "Report on
        Repricing of Options."

    (c) Represents  tax  reimbursements  due to the  exercise of options  under the 1989  Directors'
        Incentive Plan. The amount shown for fiscal 1997 relates to the exercise of stock options in fiscal 1996.

STOCK OPTION PLAN

    The following table provides  certain  information  regarding  options which were granted to the
Named Executive Officers during the fiscal year ended August 29, 1997 pursuant to the Company's 1988 or 1989 Incentive Plans:














                                                -5-





                            Option Grants in Last Fiscal Year
                                                                             Potential Realizable
                                                                              Value at Assumed
                                                                            Annual Rates of Stock
                                                                              Price Appreciation
                                     Individual Grants                         for Option Term(1)
-------------------------------------------------------------------------------------------------


                        Number of       % Total
                         Securities     Options
                        Underlying     Granted to     Exercise
                         Options     Employees in       Price   Expiration
Name                     Granted       Fiscal Year   Per Share      Date         5%        10%
----                    ---------    --------------  ---------  -----------  ---------  --------
Robert A. Placek        153,000(2)        29.2%       $1.4375     2/02/05    $101,237   $241,067

C. Troy Woodbury, Jr.    20,000(3)         3.8%       $1.4375     10/18/04     12,641     29,870

                         20,000(3)         3.8%       $1.4375     7/06/05      14,105     33,976

______________________

(1) The dollar amounts under these columns  represent the potential  realizable value of each option assuming that the market price of the Common Stock  appreciates  in value from the date of grant at the 5% and 10% annual  rates  prescribed  by  regulation  and  therefore  are not intended to forecast possible future appreciation, if any, of the price of the Common Stock.

(2) These options vest  immediately and are  exercisable as indicated in the table.  This option was granted in consideration of the cancellation of a previously  granted option for an equal number of shares. See "Report on Repricing of Options."

(3) These options were granted in consideration  of the  cancellation of previously  granted options for an equal number of shares. See "Report on Repricing of Options." At the date of grant of the previously held options (10/1/94 and 7/6/95), the original options were to vest in increments of
    25% per year commencing on the first  anniversary of the date of grant.  The regrants have taken into account the original vesting schedule.


    The following table provides certain information concerning each exercise of stock options under the Company's  Incentive  Plans during the fiscal year ended August 29, 1997, by the Named Executive
Officers and the fiscal year end value of unexercised options held by such persons:




















                                        -6-







                          Aggregated Option Exercises in Last Fiscal Year
                                 and Fiscal Year End Option Values


                                                        Number of Securities   Value of Unexercised
                                                             Underlying            In-the-Money
                                                       Unexercised Options at   Options at Fiscal
                                                           Fiscal Year End           Year End
                       Shares Acquired        Value         Exercisable/           Exercisable/
Name                     on Exercise        Realized        Unexercisable        Unexercisable(1)
----                    -------------       --------        -------------        ----------------
Robert A. Placek              0                $0             153,000/0             $57,375/$0

C. Troy Woodbury, Jr.         0                $0           36,500/20,000         $25,031/$7,500
_________________

(1) The market  value of the  Company's  common  stock on August 29,  1997 was $1.81 per share.  The actual  value,  if any, an executive may realize will depend upon the amount by which the market price of the Company's common stock exceeds the exercise price when the options are exercised.

REPORT ON REPRICING OF OPTIONS

    On May 2, 1997, the Company  granted to certain  executive  officers and other  employees of the
Company,  options to purchase an  aggregate of 523,250  shares of common  stock of the  Company.  In connection therewith,  these officers and employees forfeited previously granted options to purchase an aggregate of 373,250 shares of common stock.  The following  table provides  certain  information concerning  all such  repricings of options held by any executive  officer of the Company during the past ten fiscal years:


































                                                        -7-







                                   Ten-Year Option/SAR Repricings

                                                                                         Length of
                                     Number of                                       Original Option
                                    Securities    Market Price     Exercise                Term
                                    Underlying      of Stock       Price at             Remaining at
                                      Options      at Time of       Time of      New      Date of
                         Date of    Repriced or   Repricing or   Repricing or  Exercise Repricing or
          Name          Repricing     Amended      Amendment       Amendment    Price    Amendment
          ----          ---------     --------    -----------      ----------   ------  ----------
Robert A. Placek         5/02/97      153,000       $1.4375         $3.00       $1.4375       7.76
 Chairman of the
 Board and President

C. Troy Woodbury,        5/02/97       20,000        1.4375          1.50        1.4375       7.47
  Jr., Treasurer         5/02/97       20,000        1.4375          7.00        1.4375       8.18
  and Chief Financial    1/22/91        5,000        0.4375          3.625       0.4375       7.39
  Officer                1/22/91        5,000        0.4375          3.375       0.4375       8.02

James T. Traicoff        5/02/97        4,500        1.4375          1.50        1.4375       2.46
  Controller

E. Kennette Hatcher      1/22/91        5,000        0.4375          4.00        0.4375       0.62
  Vice President         1/22/91       10,000        0.4375          2.75        0.4375       1.86



See  "Report  of the  Board of  Directors  on  Executive  Compensation"  for an  explanation  of the cancellation and regrant of options to officers and employees.

COMPENSATION OF DIRECTORS

    The  compensation  currently  payable to each  non-employee  director of the Company is $300 per meeting attended.  However,  Mr. Morgan presently does not receive  director's fees. The law firm of which Mr. Morgan is a partner receives legal fees for services rendered to the Company.  Pursuant to the 1989 Directors'  Incentive Plan (the "Directors' Plan"), each non-employee  director receives an option to  purchase  2,000  shares of common  stock on the last day of  December  of each year at an exercise price equal to the fair market value on such date.  Pursuant to the Directors' Plan, during fiscal 1997  Messrs.  Morgan and Parks each were  granted an option to purchase  2,000  shares at an exercise price of $3.938.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

    The law firm of Smith,  Gambrell & Russell,  LLP,  of which James H.  Morgan,  Jr. is a partner, received  legal fees from the Company for services  rendered  during  fiscal 1997.  Mr.  Morgan is a director of the Company and served as a member of the Executive Compensation Committee during fiscal
1997. The Executive Compensation Committee is comprised of Mr. Morgan and Robert A. Placek, Chairman of the Board,  President and Chief  Executive  Officer of the Company.  This  Committee met one time during fiscal 1997. See "Report of Board of Directors on Executive Compensation."

    The Company believes that the above described transactions are on terms no less favorable to the
Company than could be obtained from non-affiliated parties.


                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      See "Compensation Committee Interlocks and Insider Participation in Compensation Decisions" which describes certain business relationships between the Company and certain of its directors.

      Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following Report of the Board of Directors on Executive Compensation and the Stockholder Return Performance Graph shall not be incorporated by reference into any such filings.


                        REPORT OF THE BOARD OF DIRECTORS
                            ON EXECUTIVE COMPENSATION

      The Company has an Executive Compensation Committee comprised of the Chief Executive Officer and one non-employee director of the Company. However, this report is being made by the full Board of Directors, which authorized and approved all components of executive compensation.

      From September 1991 to May 1995, there were no increases in base salary to the President and Chief Executive Officer, the Chairman of the Board or the Chief Financial Officer, and no bonuses have been paid to any executive officer, including the Chief Executive Officer, during the past three fiscal years. In June 1995, the Chief Executive Officer and the Chief Financial Officer received a 22% and 32.8% base salary increase, respectively; in July 1996, the Chief Executive Officer and the Chief Financial Officer received a 4.5% and 5.0% base salary increase, respectively; and in November 1997, the Chief Executive Officer and Chief Financial Officer each received a 3% cost of living increase. The Controller, who is the only other executive officer of the Company, received a 12% increase in 1995, a 7% increase in 1996 and an 8% increase in November 1997. The Executive Compensation Committee and the full Board of Directors review the performance of the Chief Executive Officer as well as the other executive officers of the Company, and the full Board of Directors has historically authorized and approved increases in salary or other cash compensation awards. The performance of the Chief Executive Officer and the other executive officers of the Company is reviewed in light of the performance of the Company and the Company's working capital position and prospects. The Board of Directors does not assign relative weights to the factors considered by the Board in setting compensation, but rather considers all factors as a whole. In determining compensation levels, the Board of Directors has not set specific performance targets for officers to attain in order to earn any specific component of compensation.

      The Executive Compensation Committee and the Board of Directors also consider other companies in the telecommunications industry and review, to the extent such information is available, the compensation paid to the Chief
Executive Officers and other executive officers of those companies. During fiscal 1996, the Board of Directors utilized the 1995 salary survey of the American Electronics Association, comprised of technology companies which are grouped by size and by geographic region. The surveyed companies do not necessarily correspond to the Nasdaq Telecommunications Stocks Index utilized by the Company in preparing its Stockholder Return Performance Graph included in the Company's Proxy Statement. However, the salary survey does include a number of technology companies which the Board of Directors believes is an appropriate source of comparative data. As a result of the review of such salary survey, the Board of Directors has concluded that the compensation levels of the Company's Chief Executive Officer and other executive officers are in the lower range of compensation paid by the surveyed companies. The Board of Directors, in reviewing the salary survey, considered the competitiveness of the entire compensation package to its officers and not only certain items of compensation.

      At the present time, the Company has the 1988 Incentive Plan and the 1989 Directors' Incentive Plan for the purpose of awarding options and other compensation to its directors, executive officers and other key employees, which plans are administered by a committee comprised of the two non-employee directors of the Company, Mr. Parks and Mr. Morgan (the "Incentive Plan Committee"). On December 11, 1997, the Board of Directors of the Company adopted the 1998 Incentive Plan, to be effective January 1, 1998, subject to stockholder approval at the 1998 Annual Meeting. The purpose of the new Plan is also to award options and other incentive compensation to directors, executive officers, key employees and other persons and to encourage such persons to continue to exert their best efforts on behalf of the Company and provide opportunities for stock ownership in the Company. In May 1997, the Incentive Plan Committee approved the grant of certain replacement stock options in consideration of the cancellation of previously granted options ("Replacement Options"), due to the fact that the previously granted options were at exercise prices much higher than the Company's then current market price. The Committee determined to grant the Replacement Options to officers and employees in order to provide an opportunity to the recipients of the options to realize a future compensation benefit from the grant of such options. The Replacement Options carry the same terms and conditions as the canceled options. Therefore, there is no change in the terms of the options, which carry their original expiration dates.

      The Company's future compensation policies will be developed in light of the Company's profitability and with the goal of rewarding members of management for their contributions to the Company's success.



            Robert A. Placek                         James H. Morgan, Jr.
            C. Troy Woodbury, Jr.                    Joe K. Parks

                      STOCKHOLDER RETURN PERFORMANCE GRAPH

      Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Nasdaq Stock Market (U.S. Companies) and the Index for the Nasdaq Telecommunications Stocks for the period of five fiscal years commencing August 29, 1992 and ending August 29, 1997. The graph assumes that the value of the investment in the Company's common stock and each index was $100 on August 29, 1992.



                  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN* AMONG WEGENER CORPORATION, THE NASDAQ STOCK MARKET-US INDEX
                     AND THE NASDAQ TELECOMMUNICATIONS INDEX

                                                      Cumulative Total Return
                                     ____________________________________________________________
                                     8/29/92    8/27/93    9/02/94    9/01/95   8/30/96   8/29/97
Wegener Corporation        WGNR         100          70        130        860       480       145

NASDAQ STOCK MARKET(US)    INAS         100         130        136        184       212       296

NASDAQ TELECOMMUNICATIONS  INAT         100         176        168        183       202       251



*  $100 INVESTED ON 8/29/92 IN STOCK OR INDEX- INCLUDING REINVESTMENT OF DIVIDENDS.


                                 AGENDA ITEM TWO
                PROPOSAL TO APPROVE AND ADOPT 1998 INCENTIVE PLAN


      On December 11, 1997, the Board of Directors of the Company adopted the Wegener Corporation 1998 Incentive Plan (the "Plan"), subject to stockholder approval at the 1998 Annual Meeting of Stockholders, and reserved 1,000,000 shares of the Company's common stock to cover incentive awards (the "Awards") to be granted under the Plan during its ten year term. The Plan provides for the granting of Awards to directors and key employees of the Company and its subsidiaries whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries, as well as to certain consultants and advisors. The Plan is intended to attract and retain persons of ability, motivate and reward good performance, encourage directors and key employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such persons in order to increase their proprietary interests in the Company.

      As of December 8, 1997, there remained an aggregate of 396,715 shares available under the existing 1988 Incentive Plan and 1989 Directors' Incentive Plan to be issued upon exercise of Awards to be granted under such plans, and those plans will expire by their terms in 1998 and 1999, respectively. The Board of Directors believes it to be in the best interests of the Company and its stockholders to approve the Plan. A copy of the Plan is attached to this Proxy Statement as Exhibit A and incorporated herein by reference.

      The new 1998 Incentive Plan contains the same types of awards available for grant (such as options, stock appreciation rights, performance units, restricted stock and deferred stock) as were previously available under the 1988 Incentive Plan and the 1989 Directors' Incentive Plan. The new 1998 Incentive Plan has combined the eligible participants previously covered by the prior two plans, in order that all persons eligible for awards are covered under one plan instead of two plans. The new 1998 Plan now provides for the award of options to both employee and non-employee directors, key employees, and certain consultants and advisors who provide services to the Company. Although the old incentive plans and the new 1998 Incentive Plan provide for various types of incentive compensation, the Company has historically only utilized the award of both incentive and non-qualified stock options.

      The Board of Directors of the Company recommends that stockholders vote FOR the Plan. Approval of the Plan requires the affirmative vote of a majority of all shares present and represented at the Annual Meeting in person or by proxy and entitled to vote on this matter.

GENERAL DESCRIPTION OF THE PLAN

      EFFECTIVE DATE. The effective date of the Plan is January 1, 1998. Awards may be granted pursuant to the Plan from time to time, but no later than ten years from the effective date, unless otherwise approved by a majority of the Company's stockholders.

      ADMINISTRATION OF THE PLAN. The Plan is to be administered by (i) a committee of the Board of Directors, which committee shall consist of not less than two "non-employee directors" as defined by Rule 16b-3 under the Securities and Exchange Act of 1934, as amended (the "1934 Act"), or (ii) if no Committee has been appointed, then by the full Board of Directors (hereinafter referred to as the "Committee"). Subject to the provisions of the Plan, the Committee has sole authority to select the officers and other key employees to whom grants of Awards may be made, to determine the type of Award to be granted to the eligible employee, the number of shares of stock to be covered by each Award and the terms and conditions of Awards granted under the Plan.

      SHARES SUBJECT TO THE PLAN. The maximum number of shares of $.01 par value common stock reserved and available for distribution under the Plan is one million (1,000,000). The Committee, in its discretion, may award other securities issued by the Company that are convertible into common stock or make other securities subject to purchase pursuant to the exercise of an option. Shares reserved for issuance under the Plan may consist in whole or in part of authorized and unissued shares of common stock or treasury shares. Shares underlying lapsed, forfeited or canceled Awards will be restored to the status of authorized shares available for distribution under the Plan.

      PERSONS ELIGIBLE TO PARTICIPATE IN THE PLAN. The Plan authorizes, in the discretion of the Committee, Awards to be granted to directors, officers and key employees of the Company or any participating subsidiary of the Company, as well as to consultants and advisors (hereinafter collectively, "Participants") who, in the judgment of the Committee, are responsible for or contribute to the management, growth or profitability of the business of the Company or any participating subsidiary of the Company. There are currently approximately 125 employees and four directors (two of whom are also employees) eligible for participation in the Plan. As of December 8, 1997, the market value of the common stock of the Company available for outstanding Awards under the Plan was approximately $1,375,000.

      AWARDS. The Plan authorizes the Committee to grant (i) incentive and non-qualified stock options, (ii) stock appreciation rights, (iii) performance units, (iv) restricted stock, (v) deferred stock, or (vi) any combination of the foregoing, as more fully described below:

      1. STOCK OPTIONS. Stock options may be granted either alone or in conjunction with other Awards under the Plan. Stock options granted under the Plan may be either incentive stock options as defined under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified stock options. To the extent that any stock option fails to qualify as an incentive stock option, it shall constitute a non-qualified stock option.

      No stock option may be granted after the expiration of ten years from the effective date of the Plan, and the aggregate fair market value (determined as of the date an option is granted) of common stock for which incentive stock options granted to any eligible employee may first become exercisable in any calendar year may not exceed $100,000.

      Stock options granted pursuant to the Plan are nontransferable. Incentive stock options must be exercised within ten years from the date of grant at an exercise price of not less than 100% of the fair market value of the stock on the date of grant. With respect to options granted to a greater than 10% stockholder, the option must be exercised within five years from the date of grant at an exercise price of not less than 110% of the fair market value of the stock on such date. In the case of non-qualified stock options, the term may not exceed ten years and one day from the date of grant and the exercise price may not be less than 75% of the fair market value on the date of grant.

      Under the Plan, each non-employee director will be granted, without necessity of action by the Board of Directors or the Committee, an option to purchase 2,000 shares of Common Stock on the last day of each December on which regular trading occurs on the Nasdaq Stock Market, at an exercise price equal to the fair market value of such stock on the date of grant. Such options will be exercisable during the period of ten years and one day from the date of grant of the option. Options granted to non-employee directors under the Plan will in all other respects conform to the terms of the Plan. In addition, upon the exercise of an option by a non-employee director, the Company will pay a supplemental cash amount equal to the greater of the Company's minimum federal and state tax withholding obligation with respect to the exercise of the option and such supplemental payment, or an amount sufficient to defray the federal and state tax consequences to the non-employee director attributable to the exercise of the option and such supplemental payment.

      No options have been granted under the Plan.

      2. STOCK APPRECIATION RIGHTS. Stock Appreciation Rights ("SARS") may be granted under the Plan alone, in conjunction with incentive or non-qualified stock options or in tandem with non-qualified stock options granted under the Plan.

      Upon exercise of an SAR, a Participant is entitled, subject to such terms and conditions as the Committee may specify, to receive an amount in cash or shares of common stock equal in value to the excess of the fair market value of one share of stock over the exercise price per share specified in the related option or SAR, multiplied by the number of shares in respect of which the SAR is exercised. No SARS have been granted under the Plan.

      3. PERFORMANCE UNITS. The Plan provides for the award of "performance units." In granting performance units, the Committee shall determine a "performance period" of one or more years and shall determine the performance objectives for grants of performance units. Performance objectives may vary from Participant to Participant and between groups of Participants and may be based upon such criteria or combination of factors as the Committee may deem appropriate.

      At the beginning of a performance period, the Committee shall determine for each Participant eligible for performance units the range of dollar values, if any, which shall be paid as an Award if the relevant measure of performance for the performance period is met. No performance units have been granted.

      4. RESTRICTED STOCK. Restricted stock may be received by a Participant either as an Award or as the result of an exercise of an option or SAR or as payment for a performance unit. Restricted stock granted under the Plan shall be subject to a "restriction period" (after which restrictions shall lapse) commencing on the date of grant of the Award and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine.

      Except as otherwise provided in the Plan, no shares of restricted stock may be sold, exchanged, transferred, pledged or otherwise disposed of during the restriction period. The Committee may require certificates for restricted stock delivered under the Plan to be held in custody by a bank or other institution or by the Company itself until the restriction period expires or the restrictions thereon otherwise lapse. In addition, the Committee may require the recipient to deliver a stock power of attorney endorsed in blank relating to the restricted stock as a condition of receipt of restricted stock.

      5. DEFERRED STOCK. Deferred stock may be credited to a Participant either as an Award, as the result of an exercise of an option or SAR or as payment for a performance unit. Deferred stock granted under the Plan will be subject to a "deferral period" commencing on the date the deferred stock is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee may determine.

      Except as otherwise provided in the Plan, no deferred stock credited to a Participant may be sold, exchanged, transferred, pledged or otherwise disposed of during the deferral period. At the expiration of the deferral period, a Participant will be entitled to receive a certificate for the number of shares of stock equal to the number of shares of deferred stock credited to such Participant. No deferred stock has been granted.

      LOANS AND SUPPLEMENTAL CASH PAYMENTS. The Committee may provide for loans or supplemental cash payments to Participants at such time and in such manner as the Committee may determine in connection with Awards granted under the Plan. In no event shall the amount of a supplemental cash payment exceed (i) in the case of an option, the excess of the fair market value of the shares of stock (disregarding any restrictions) purchased on the date of exercise of the option over the option price, or (ii) in the case of a stock appreciation right, performance unit, restricted stock or deferred stock, the value of the shares of stock and other consideration issued in payment of such Award.

      REORGANIZATION AND RECAPITALIZATION. In the event of any recapitalization, reclassification, split up or consolidation of shares of stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, the Committee may make such appropriate adjustments in the stock subject to Awards, including stock subject to purchase by an option, or the terms, conditions or restrictions on stock or Awards as the Committee deems equitable; provided, however, that no such adjustments shall be made on or after the occurrence of a change in control without the affected Participant's consent.

      AMENDMENT AND TERMINATION OF THE PLAN; CHANGE IN CONTROL. The Board of Directors of the Company may at any time amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments are reported to the Board. No amendment may, without approval of a majority of the Company's stockholders, (1) alter the group of persons eligible to receive incentive stock options under the Plan, or (2) increase the maximum number of shares of stock which are available for Awards under the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Award. In the event of a change in control of the Company, Participants may elect to be cashed out of their Options, and other Awards will be converted to their fair market value and paid in cash. On or after the occurrence of a change in control, the Plan may not be amended or terminated until all payments required under the Plan are made.

FEDERAL INCOME TAX CONSEQUENCES

      Under the Code and Treasury Regulations currently in effect, a Participant in the Plan generally will not recognize taxable income or gain upon the grant under the Plan of an incentive stock option, a non-qualified stock option (other than such an option having a readily ascertainable fair market value), restricted stock or deferred stock, an SAR or a right to a payment with respect to a performance unit. Instead, the recognition of taxable income generally will be triggered by a future event such as the lapse of a restriction on transferability, the disposition of shares obtained through an incentive stock option, the exercise of a non-qualified option or SAR or the receipt of the payment with respect to a performance unit.

      INCENTIVE STOCK OPTIONS. All incentive stock options granted or to be granted under the Plan which are designated as incentive stock options are intended to be incentive stock options as defined in Section 422 of the Code.

      Under the provisions of Section 422 of the Code, neither the holder of an incentive stock option nor the Company will recognize income, gain, deduction or loss upon the grant or exercise of an incentive stock option. An optionee will be taxed only when the stock acquired upon exercise of his or her incentive stock option is sold or otherwise disposed of in a taxable transaction. If at the time of such sale or disposition the optionee has held the shares for the required holding period (two years from the date the option was granted and one year from the date of the transfer of the shares to the optionee), the optionee will recognize long-term capital gain or loss, as the case may be, based upon the difference between his or her exercise price and the net proceeds of the sale. However, if the optionee disposes of the shares before the end of such holding period, the optionee will recognize ordinary income on such disposition in an amount equal to the lesser of:

      (a)   gain on the sale or other disposition; or

      (b) the amount by which the fair market value of the shares on the date of exercise exceeded the option exercise price, with any excess gain being capital gain, long-term or short-term, depending on the holding period of the shares on the date of sale or other taxable disposition.

      The foregoing discussion and the reference to capital gain or loss treatment therein assume that the option shares are a capital asset in the hands of the optionee. A sale or other disposition which results in the recognition of ordinary income to the optionee will also result in a corresponding income tax deduction for the Company.

      The Plan permits an optionee to pay all or part of the purchase price for shares acquired pursuant to exercise of an incentive stock option by transferring to the Company other shares of the Company's common stock owned by the optionee. Section 422 of the Code provides that an option will continue to be treated as an incentive stock option even if an optionee exercises such incentive stock option with previously acquired stock of the corporation granting the option. Accordingly, except as noted below with respect to certain "statutory option stock," an optionee who exercises an incentive stock option in whole or in part by transferring to the Company shares of the Company's common stock will recognize no gain or loss upon such exercise. The optionee's basis in the shares so acquired will be equal to the optionee's cost basis in the shares surrendered (plus, in the case of payment of the purchase price in a combination of cash and surrendered shares, the amount of any cash paid).

      Section 424(c)(3) of the Code provides that if "statutory option stock" is transferred in connection with the exercise of an incentive stock option, and if the holding period requirements under Section 422(a)(1) of the Code are not met with respect to such statutory option stock before such transfer, then ordinary income will be recognized as a result of the transfer of statutory option stock. However, the incentive stock option stock acquired through the exchange of statutory option stock will still qualify for favorable tax treatment under
Section 422 of the Code.

      Incentive stock options offer two principal tax benefits: (1) the possibility of recognizing a long-term capital gain rather than ordinary income to the extent of the excess of fair market value over the option price at the time of exercise, and (2) the deferral of recognition of gain until disposition of the stock acquired upon the exercise of the option.

      The Taxpayer Relief Act of 1997 (the "1997 Tax Act") made significant changes to individual capital gains tax rates. The 1997 Tax Act generally reduces the maximum tax rate for gains realized by individual taxpayers from the sale of capital assets held for more than eighteen months from 28% to 20% (18% if the property has been held for more than five years and is acquired and sold after the year 2000). For capital assets held for more than one year but not more than eighteen months, the maximum tax rate remains at 28%, as it was under prior law. In addition, taxpayers otherwise subject to the 15% rate bracket will be entitled to a 10% maximum tax rate on long-term capital gains (8% if the property has been held for more than five years and is sold after the year
2000). The new maximum tax rates for long-term capital gains will apply for purposes of both the regular income tax and the alternative minimum tax. However, the excess of the fair market value of shares acquired through the exercise of an incentive stock option over the exercise price is taken into account in computing an individual taxpayer's alternative minimum taxable income. Thus, the exercise of an incentive stock option could result in the imposition of an alternative minimum tax liability.

      In general, an option granted under the Plan which is designated as an incentive stock option will be taxed as described above. However, in some circumstances an option which is designated as an incentive stock option will be treated as a non-qualified stock option and the holder taxed accordingly. For example, a change in the terms of an option which gives the employee additional benefits may be treated as the grant of a new option. Unless all the criteria for treatment as an incentive stock option are met on the date the "new option" is considered granted (such as the requirement that the exercise price of the option be not less than the fair market value of the stock as of the date of the grant), the option will be treated and taxed as a non-qualified stock option.

      NON-QUALIFIED STOCK OPTIONS. All options granted or to be granted under the Plan which do not qualify as incentive stock options are non-qualified options not entitled to special tax treatment under Section 422 of the Code.

      A Participant in the Plan will recognize taxable income upon the grant of a non-qualified stock option only if such option has a readily ascertainable fair market value as of the date of the grant. In such a case, the recipient will recognize taxable ordinary income in an amount equal to the excess of the fair market value of the option as of such date over the price, if any, paid for such option. No income would then be recognized on the exercise of the option, and when the shares obtained through the exercise of the option are disposed of in a taxable transaction, the resulting gain or loss would be capital gain or loss (assuming the shares are a capital asset in the hands of the optionee). However, under the applicable Treasury Regulations, the non-qualified stock options issued under the Plan will not have a readily ascertainable fair market value unless at the time such options are granted similar options of the Company are actively traded on an established market. The Company presently has no such actively traded options.

      Upon the exercise of a non-qualified option not having a readily ascertainable fair market value, the optionee recognizes ordinary income in an amount equal to the excess of the fair market value of the shares on the date of exercise over the option exercise price for those shares. The Company is not entitled to an income tax deduction with respect to the grant of a non-qualified stock option or the sale of stock acquired pursuant thereto. The Company generally is permitted a deduction equal to the amount of ordinary income the optionee is required to recognize as a result of the exercise of a non-qualified stock option.

      The Plan permits the Committee to allow an optionee to pay all or part of the purchase price for shares acquired pursuant to an exercise of a non-qualified option by transferring to the Company other shares of the Company's common stock owned by the optionee. If an optionee exchanges previously acquired common stock pursuant to the exercise of a nonqualified stock option, the Internal Revenue Service has ruled that the optionee will not be taxed on the unrealized appreciation of the shares surrendered in the exchange. In other words, the optionee is not taxed on the difference between his or her cost basis for the old shares and their fair market value on the date of the exchange, even though the previously acquired shares are valued at the current market price for purposes of paying all or part of the option price.

      SARS AND PERFORMANCE UNITS. On the exercise of an SAR or the receipt by a Plan Participant of a payment with respect to a performance unit, the Participant generally will recognize taxable ordinary income in an amount equal to the sum of the cash and the fair market value of the stock (determined as of the date of exercise of the SAR, or the date of receipt of a payment with respect to the performance unit, whichever is applicable), if any, received. However, the amount of ordinary income recognized and the timing of the recognition of that income may be different if the Plan Participant receives stock with respect to which there is a substantial risk of forfeiture (such as restricted stock or deferred stock) in connection with the exercise of an SAR or a payment with respect to a performance unit. The computation of the ordinary income to be recognized and the timing of the income recognition with respect to the receipt of stock with a substantial risk of forfeiture is discussed below in connection with restricted stock and deferred stock. A plan Participant will not recognize a loss on the termination of an unexercised SAR received under the Plan.

      RESTRICTED STOCK AND DEFERRED STOCK. Generally, and except as noted below, the grant of restricted stock or deferred stock is not taxable at the time of the grant. Instead, at the time restricted stock or deferred stock vests or becomes transferable, an employee will recognize ordinary income equal to (i) the excess of the fair market value of such restricted stock or deferred stock, as applicable, on the date the shares vest over (ii) the price, if any, paid for such restricted stock or deferred stock, whichever is applicable. An employee may, however, elect to recognize income as of the date of grant of the restricted stock or deferred stock, in an amount equal to (i) the excess of the fair market value of the restricted stock or deferred stock, whichever is applicable, on the date of grant over (ii) the price, if any, paid for the restricted stock or deferred stock, whichever is applicable. If such an election is made, no additional income will be recognized at the time the stock vests or becomes transferable. In the event of a subsequent forfeiture of the shares, an employee making such an election may be able to recognize a capital loss with respect to the amount, if any, paid for such restricted stock or deferred stock, but only to the extent such amount exceeds the amount realized by such employee on such forfeiture. The employee will not be able to recognize a loss for tax purposes with respect to the excess of fair market value over the purchase price which was previously included in income. The use of restricted stock or deferred stock as all or a portion of the exercise price of a nonqualified stock option will not result in gain or loss to the optionee to the extent that such optionee receives through the exercise of such option shares of stock having restrictions and conditions substantially similar to those applicable to such restricted stock or deferred stock. Dividends paid on the shares of restricted stock or deferred stock before they vest will be taxed to the employee either as additional compensation or, if the employee has made the election described above, as dividend income.

      In most cases, the basis in shares acquired upon exercise of a non-qualified option or SAR, upon an award of restricted stock or deferred stock or upon payment with respect to a performance unit, will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date. However, if shares of restricted stock or deferred stock are surrendered to pay the exercise price of a nonqualified stock option, the basis of the shares received in exchange therefor which bear comparable restrictions and conditions will be equal to the basis of such shares of restricted stock or deferred stock. In the case of an incentive stock option, the basis of the shares acquired on exercise of the option will be equal to the option's exercise price, and the holding period of the shares will begin on the date the incentive stock option is exercised.

      As a general rule, the Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from Awards granted under the Plan (including the recognition of ordinary income as the result of a holder of stock obtained through exercise of an incentive stock option disposing of such stock prior to the expiration of the required holding period), to the extent such income is considered reasonable compensation under the Code and generally provided that the Company withholds the applicable amount with respect to the ordinary income recognized by the employee. The Company will not, however, be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section. In addition, such payment will subject the recipient to a 20% excise tax. The Company also may not be entitled to a deduction with respect to payments to certain employees of the Company to the extent that the total remuneration of such employee is found to be excessive under Section 162(m) of the Code.

      GENERAL. The Plan is not qualified under Section 401(a) of the Code and is not subject to the provisions of the Employee Retirement Income Securities Act of 1974.

      The preceding discussion is based upon federal tax laws and regulations in effect on the date of this Proxy Statement, which are subject to change, and upon an interpretation of the statutory provisions of the Code, its legislative history and the income tax regulations which interpret provisions of the Code. Furthermore, the foregoing is only a general discussion of the federal income tax consequences of the Plan and does not purport to be a complete description of all federal income tax aspects of the Plan. Award holders may also be subject to state and local taxes in connection with the grant or exercise of options granted under the Plan and the sale or other disposition of shares acquired upon exercise of an Award. Each recipient of an Award should consult with his or her personal tax advisor regarding federal, state or local tax consequences of participating in the Plan.

                                AGENDA ITEM THREE
                             APPOINTMENT OF AUDITORS

      The firm of BDO Seidman, LLP, independent certified public accountants, audited the financial statements of the Company for the fiscal year ended August 29, 1997. The Board of Directors has selected this same firm to audit the accounts and records of the Company for the current fiscal year and proposes that the stockholders ratify this selection at the Annual Meeting. Neither such firm nor any of its members or associates has or has had during the past year any financial interest in the Company, direct or indirect, or any relationship with the Company other than in connection with their duties as auditors and income tax preparers.

      Stockholder ratification of this appointment is not required. Management has submitted this matter to the stockholders because it believes the stockholders' views on the matter should be considered, and if the proposal is not approved, management may reconsider the appointment. Representatives of BDO Seidman, LLP are expected to be present at the Annual Meeting to respond to stockholders' questions and will have an opportunity to make any statements they consider appropriate.


              ANNUAL REPORT TO SHAREHOLDERS AND REPORT ON FORM 10-K

      Additional information concerning the Company, including financial statements of the Company, is provided in the Company's 1997 Annual Report to Stockholders that accompanies this proxy statement. The Company's Annual Report on Form 10-K for the year ended August 29, 1997, as filed with the Securities and Exchange Commission, is available to shareholders who make a written request therefor to Mr. James T. Traicoff, Controller, at the offices of the Company, 11350 Technology Circle, Duluth, Georgia 30097. Copies of exhibits filed with that report or referenced therein will be furnished to stockholders of record upon request and payment of the Company's expenses in furnishing such documents.


                 STOCKHOLDERS' PROPOSALS FOR 1999 ANNUAL MEETING

      Stockholders may submit proposals appropriate for stockholder action at the Company's Annual Meeting consistent with the regulations of the Securities and Exchange Commission. Proposals by stockholders intended to be presented at the 1999 Annual Meeting must be received by the Company no later than August 20, 1998 in order to be included in the Company's proxy materials for that meeting. Such proposals should be directed to Wegener Corporation, Attention: Corporate Secretary, 11350 Technology Circle, Duluth, Georgia 30097.


                                     GENERAL

      The cost of this proxy solicitation will be paid by the Company. Solicitations will be made by mail but in some cases may also be made by telephone or personal call of officers, directors or regular employees of the Company who will not be specially compensated for such solicitation. The Company will also pay the cost of supplying necessary additional copies of the solicitation material and the Company's Annual Report to Stockholders for beneficial owners of shares held of record by brokers, dealers, banks and voting trustees and their nominees, and upon request, the Company will pay the reasonable expenses of record holders for mailing such materials to the beneficial owners.

      Management knows of no other matters to be acted upon at the meeting. However, if any other matter is lawfully brought before the meeting, the shares covered by your proxy will be voted thereon in accordance with the best judgment of the persons acting under such proxy.

      In order that your shares may be represented if you do not plan to attend the meeting, and in order to assure a required quorum, please sign, date and return your proxy promptly. In the event you are able to attend, we will, if you request, cancel the proxy.

                                     By Order of the Board of Directors,



                                     J. Elaine Miller
                                     Secretary
December 17, 1997

                                                                     EXHIBIT A





                               WEGENER CORPORATION

                               1998 INCENTIVE PLAN

                               WEGENER CORPORATION

                               1998 INCENTIVE PLAN


                                Table of Contents

Section                                                                   Page
-------                                                                   ----

1.    Purpose and Amendment................................................A-1
2.    Definitions..........................................................A-1
3.    Shares Subject to the Plan...........................................A-3
4.    Grant of Awards and Award Agreements.................................A-4
5.    Stock Options and Stock Appreciation Rights..........................A-4
6.    Performance Units....................................................A-6
7.    Restricted Stock.....................................................A-7
8.    Deferred Stock.......................................................A-8
9.    Certificates for Awards of Stock.....................................A-9
10.   Loans and Supplemental Cash Payments................................A-10
11.   Beneficiary.........................................................A-10
12.   Administration of the Plan..........................................A-11
13.   Amendment or Discontinuance.........................................A-12
14.   Adjustments in Event of Change in
      Common Stock........................................................A-12
15.   Change in Control...................................................A-12
16.   Options to Non-Employee Directors...................................A-13
17.   Miscellaneous.......................................................A-14

                               WEGENER CORPORATION
                               1998 INCENTIVE PLAN

1.    Purpose and Amendment

      The Wegener Corporation 1998 Incentive Plan has been adopted for the purpose of attracting and retaining persons of ability as directors, employees or consultants or advisors of Wegener Corporation and its subsidiaries, motivate and reward good performance, encourage such employees to continue to exert their best efforts on behalf of the Company and its subsidiaries and provide opportunities for stock ownership by such employees in order to increase their proprietary interest in the Company by providing incentive awards to Key Employees (as hereinafter defined), whose responsibilities and decisions directly affect the performance of the Company and its subsidiaries. Such incentive awards may, in the discretion of the Board or Committee, consist of common stock of the Company (subject to such restrictions as the Board or Committee may determine or as provided herein), performance units or stock appreciation rights payable in such stock or cash, or incentive or non-qualified stock options to purchase such stock, or any combination of the foregoing, together with supplemental cash payments, all as the Board or Committee may determine.

2.    Definitions

      When used herein, the following terms shall have the following meanings:

     "Award" means an award granted to any Eligible Participant or Key Employee in accordance with the provisions of the Plan in the form of Options, SARS, Restricted Stock, Deferred Stock or Performance Units, or any combination of the foregoing.

     "Beneficiary" means the beneficiary or beneficiaries designated pursuant to
Section 11 to receive the amount, if any, payable under the Plan upon the death of an Eligible Participant or Key Employee.

     "Board" means the Board of Directors of the Company.

     "Change in Control" means the happening of any of the following:

            (a) receipt by the Company of a report on Schedule 13D filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act") disclosing that any person, group, corporation or other entity (other than the Company, a wholly-owned subsidiary of the Company, Robert A. Placek, or a present stockholder of the Company for whom a Schedule 13D has been filed) is the beneficial owner, directly or indirectly, of 20 percent or more of the outstanding stock of the Company;

            (b) the purchase, after the date hereof, by any person (as defined in Section 13(d) of the 1934 Act), corporation or other entity other than the Company or a wholly-owned subsidiary of the Company, of shares pursuant to a tender or exchange offer to acquire any stock of the Company (or securities convertible into stock) for cash, securities or any other consideration, provided that, after consummation of the offer, such person, group, corporation or other entity is the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of 20 percent or more of the outstanding stock of the Company (calculated as provided in paragraph (d) of Rule 13d-3 under the 1934 Act in the case of rights to acquire stock);

            (c) approval by the stockholders of the Company of any (i) consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of stock of the Company would be converted into cash, securities or other property, other than a consolidation or merger of the Company in which holders of its common stock immediately prior to the consolidation or merger have substantially the same proportionate ownership of common stock of the surviving corporation immediately after the consolidation or merger as immediately before, or (ii) sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company; or

            (d) a change in the majority of the members of the Board of Directors within a 12-month period unless the election or nomination for election by the Company's stockholders of each new director was approved by the vote of two-thirds of the directors then still in office who were in office at the beginning of the 12-month period.

     "Code" means the Internal Revenue Code of 1986, as now in effect or as hereafter amended. (All citations to sections of the Code are to such sections as they may from time to time be amended or renumbered.)

     "Committee" means the Committee, if any, appointed by the Board pursuant to
Section 12. If no Committee is appointed by the Board, the Board shall function as and in place of the Committee.

     "Company" means Wegener Corporation and its successors and assigns.

     "Deferred Stock" means Stock credited to an Eligible Participant or Key Employee under the Plan subject to the requirements of Section 8 and such other restrictions as the Committee deems appropriate or desirable.

     "Eligible Participant(s)" shall mean directors, officers, Key Employees of the Company and its subsidiaries, consultants, advisors and other persons who may not otherwise be eligible to receive qualified incentive stock options under
Section 422 of the Code.

     "Fair Market Value" means, as of any date, the closing price of the Common Stock as reported by any national stock exchange on which the Stock is listed or on the Nasdaq National Market or Nasdaq Small Cap Market, if applicable, or, if no sales of Stock have taken place on such date, the closing price on the most recent preceding date on which selling prices were quoted; PROVIDED, HOWEVER, that at the time of grant of any Award other than an incentive stock option, the Committee, in its sole discretion, may elect to determine Fair Market Value for all purposes under the Plan with respect to such Award, based on the average of the closing prices, as of the date of determination and a period of up to nine trading days immediately preceding such date.

     "Key Employee" means an officer or other key employee of any Participating Company who, in the judgment of the Committee, is responsible for or contributes to the management, growth or profitability of the business of any Participating Company.

     "Option" means an option to purchase Stock, including Restricted Stock or Deferred Stock, if the Committee so determines, subject to the applicable provisions of Section 5 and awarded in accordance with the terms of the Plan and which may be an incentive stock option qualified under Section 422 of the Code or a non-qualified stock option.

     "Participating Company" means the Company or any subsidiary or other affiliate of the Company; PROVIDED, HOWEVER, for incentive stock options only, "Participating Company" means the Company or any corporation which at the time such option is granted under the Plan qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in Section 425(f) of the Code.

     "Non-Employee Director" shall mean each such person who is a member of the Board of Directors of the Company but who is not a full-time employee of the Company.

     "Performance  Unit" means a performance unit subject to the requirements of
Section 6 and awarded in accordance with the terms of the Plan.

     "Plan" means the Wegener Corporation 1998 Incentive Plan, as the same may be amended, administered or interpreted from time to time.

     "Restricted Stock" means Stock delivered under the Plan subject to the requirements of Section 7 and such other restrictions as the Committee deems appropriate or desirable.

     "SAR"  means  a  stock   appreciation  right  subject  to  the  appropriate
requirements under Section 5 and awarded in accordance with the terms of the Plan.

     "Stock" means the $.01 par value common stock of the Company.

     "Total Disability" means the complete and permanent inability of an Eligible Participant or Key Employee to perform all of his or her duties under the terms of his or her employment, service or contractual arrangement, with any Participating Company, as determined by the Committee upon the basis of such evidence, including independent medical reports and data, as the Committee deems appropriate or necessary.

3.   Shares Subject to the Plan

     The aggregate number of shares of Stock which may be awarded under the Plan or subject to purchase by exercising an Option shall not exceed one million (1,000,000) shares. Such shares shall be made available either from authorized and unissued shares or shares held by the Company in its treasury. The Committee may, in its discretion, decide to award other securities issued by the Company that are convertible into Stock or make such other securities subject to purchase by an Option, in which event the maximum number of shares of Stock into which such other securities may be converted shall be used in applying the aggregate share limit under this Section 3 and all provisions of the Plan relating to Stock shall apply with full force and effect with respect to such convertible securities. If, for any reason, any shares of Stock awarded or subject to purchase by exercising an Option under the Plan are not delivered or are reacquired by the Company, for reasons including, but not limited to, a forfeiture of Restricted Stock or Deferred Stock or termination, expiration or a cancellation with the consent of a participant of an Option, SAR or a Performance Unit, such shares of Stock shall again become available for award under the Plan.

4.   Grant of Awards and Award Agreements

      (a) Subject to the provisions of the Plan, the Committee shall, (i) determine and designate from time to time those Eligible Participants and Key Employees or groups of Eligible Participants and Key Employees to whom Awards are to be granted; (ii) determine the form or forms of Award to be granted to any Eligible Participant or Key Employee; (iii) determine the amount or number of shares of Stock, including Restricted Stock or Deferred Stock if the Committee so determines, subject to each Award; (iv) determine the terms and conditions of each Award; (v) determine whether and to what extent Eligible Participants and Key Employees shall be allowed or required to defer receipt of any Awards or other amounts payable under the Plan to the occurrence of a specified date or event; PROVIDED, HOWEVER, that no Award shall be granted after the expiration of ten years from the effective date of the Plan.

      (b) Each Award granted under the Plan shall be evidenced by a written Award Agreement, in a form approved by the Committee. Such agreement shall be subject to and incorporate the express terms and conditions, if any, required under the Plan or as required by the Committee for the form of Award granted and such other terms and conditions as the Committee may specify.

5.   Stock Options and Stock Appreciation Rights

      (a) With respect to Options and SARS, the Committee shall (i) authorize the grant of incentive stock options, non-qualified stock options, SARs or a combination of incentive stock options, non-qualified stock options and SARS;
(ii) determine the number of shares of Stock subject to each Option or the number of shares of Stock that shall be used to determine the value of an SAR;
(iii) determine whether such Stock shall be Restricted Stock or Deferred Stock, in the Committee's discretion, (iv) determine the time or times when and the manner in which each Option shall be exercisable and the duration of the exercise period; and (v) determine whether or not all or part of each Option may be canceled by the exercise of an SAR; PROVIDED, HOWEVER, that (A) no Option shall be granted after the expiration of ten years from the effective date of the Plan and (B) the aggregate Fair Market Value (determined as of the date an Option is granted) of the Stock (disregarding any restrictions in the case of Restricted Stock) for which incentive stock options granted to any Key Employee under this Plan may first become exercisable in any calendar year shall not exceed $100,000.

      (b) The exercise period for a non-qualified stock option shall not exceed ten years and one day from the date of grant, and the exercise period for an incentive stock option or SAR, including any extension which the Committee may from time to time decide to grant, shall not exceed ten years from the date of grant; PROVIDED, HOWEVER, that, in the case of an incentive stock option granted to a Key Employee who, at the time of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company (a "Ten Percent Stockholder"), such period, including extensions, shall not exceed five years from the date of grant.

      (c) The Option or SAR price per share shall be determined by the Committee at the time any Option is granted and shall be not less than (i) in the case of incentive stock options and any tandem SARs, 100% of the Fair Market Value, or in the case of an Option granted to a Ten Percent Stockholder, 110% of the Fair Market Value, or (ii) in the case of any other Options or SARS, at least 75% of Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, on the date the option is granted, as determined by the Committee.

      (d) No part of any Option or SAR may be exercised until (i) the Eligible Participant or Key Employee who has been granted the Award shall have remained in the employ or service of a Participating Company for such period, if any, after the date on which the Option or SAR is granted, as the Committee may specify, or (ii) achievement of such performance or other criteria, if any, by the Eligible Participant or Key Employee, the Company or any subsidiary, affiliate or division of the Company, as the Committee may specify, and the Committee may further require exercisability in installments.

      (e) Subject to Section 10(c), except as otherwise provided in the Plan, the purchase price of the shares as to which an Option shall be exercised shall be paid to the Company at the time of exercise either in cash or in such other consideration as the Committee deems appropriate, including Stock, or, with respect to non-qualified options, Restricted Stock or Deferred Stock, already owned by the optionee, having a total fair market value, as determined by the Committee, equal to the purchase price, or a combination of cash and such other consideration having a total fair market value, as so determined, equal to the purchase price; PROVIDED, HOWEVER, that if payment of the exercise price is made in whole or in part in the form of Restricted Stock or Deferred stock, the Stock received upon the exercise of the Option shall be Restricted Stock or Deferred Stock, as the case may be, at least with respect to the same number of shares and subject to the same restrictions or other limitations as the Restricted Stock or Deferred Stock paid on the exercise of the Option.

      (f) (i) If a Key Employee who has been granted an Option or SAR dies (A) while an employee of any Participating Company, or (B) within three months after termination of his or her employment because of his or her Total Disability, his or her Options or SARs may be exercised, to the extent that the Key Employee shall have been entitled to do so on the date of his or her death or such termination of employment, by the person or persons to whom the rights under the option or SAR pass by will, or if no such person has such right, by his or her executors or administrators, at any time, or from time to time, within 12 months after the date of death or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

            (ii) If the Key Employee's employment by any Participating Company terminates because of his or her Total Disability and such participant has not died within the following three months, he or she may exercise his or her Options or SARS, to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within 12 months after the date of the termination of his or her employment within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in
Section 5(b) above.

            (iii) If the Key Employee's employment terminates for any other reason, he or she may exercise his or her Options or SARs to the extent that he or she shall have been entitled to do so at the date of the termination of his or her employment, at any time, or from time to time, within three months after the date of the termination of his or her employment or within such other period, and subject to such terms and conditions as the Committee may specify, but not later than the expiration date specified in Section 5(b) above.

      (g) No Option or SAR granted under the Plan shall be transferable other than by will or by the laws of descent and distribution. During the lifetime of the optionee, an Option shall be exercisable only by him or her.

      (h) With respect to an incentive stock option, the Committee shall specify such terms and provisions as the Committee may determine to be necessary or desirable in order to qualify such Option as an incentive stock option within the meaning of Section 422 of the Code.

      (i) Upon exercise of an SAR, the Eligible Participant or Key Employee shall be entitled, subject to such terms and conditions as the Committee may specify, to receive upon exercise thereof all or a portion of the excess of (i) the Fair Market Value of a specified number of shares of Stock at the time of exercise, as determined by the Committee, over (ii) a specified amount which shall not, subject to Section 5(j), be less than the Fair Market Value of such specified number of shares of Stock at the time the SAR is granted. Upon exercise of an SAR, payment of such excess shall be made as the Committee shall specify at the time of the grant of an SAR or otherwise (A) in cash, (B) through the issuance or transfer of whole shares of Stock, including Restricted Stock or Deferred Stock, with a Fair Market Value, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time equal to any such excess, or (C) a combination of cash and shares of Stock with a combined fair market value at such time equal to any such excess, all as determined by the Committee; PROVIDED, HOWEVER, a fractional share of Stock shall be paid in cash equal to the Fair Market Value of the fractional share of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, at such time. If the full amount of such value is not paid in Stock, then the shares of Stock representing such portion of the value of the SAR not paid in Stock shall again become available for award under the Plan.

      (j) If the Award granted to an Eligible Participant or Key Employee allows such person to elect to cancel all or any portion of an unexercised option by exercising a related SAR, then the Option price per share of Stock shall be used as the specified price in Section 5(i), to determine the value of the SAR upon such exercise, and, in the event of the exercise of such SAR, the Company's obligation in respect of such Option or such portion thereof will be discharged by payment of the SAR so exercised. In the event of such a cancellation, the number of shares as to which such Option was canceled shall again become available for award under the Plan less the number of shares received by the optionee upon such cancellation. Any such SAR shall be transferable only by will or by the laws of descent and distribution. During the lifetime of the optionee, such SAR shall be exercisable only by him or her.

6.   Performance Units

      (a) The Committee shall determine a performance period (the "Performance Period") of one or more years and shall determine the performance objectives for grants of Performance Units. Performance objectives may vary from participant to participant and shall be based upon such performance criteria or combination of factors as the Committee may deem appropriate, including, but not limited to, minimum earnings per share, return on equity or performance by a subsidiary or division of the Company. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Units for which different Performance Periods are prescribed.
                                     A-6

      (b) At the beginning of a Performance Period, the Committee shall determine for each participant or group of participants eligible for Performance Units with respect to that Performance Period the range of dollar values, if any, which may be fixed or may vary in accordance with such performance or other criteria specified by the Committee, which shall be paid to a participant as an Award if the relevant measure of Company performance for the Performance Period is met.

      (c) If during the course of a Performance Period there shall occur a significant event or events (a "Significant Event") as determined by the Committee, including, but not limited to, a reorganization of the Company, which the Committee expects to have a substantial effect on a performance objective during such period, the Committee may revise such objective.

      (d) If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period because of death, Total Disability, retirement on or after age 65, or at an earlier age with the consent of the Company, or a Significant Event, as determined by the Committee, that Eligible Participant or Key Employee shall be entitled to payment in settlement of each Performance Unit for which the Performance Period was prescribed (i) based upon the performance objectives satisfied at the end of such period and
(ii)  prorated  for the  portion  of the  Performance  Period  during  which the
Eligible Participant or Key Employee was employed or retained by any Participating Company; PROVIDED, HOWEVER, the Committee may provide for an earlier payment in settlement of such Performance Unit in such amount or amounts and under such terms and conditions as the Committee deems appropriate or desirable with the consent of the Eligible Participant or Key Employee. If an Eligible Participant or Key Employee terminates service with all Participating Companies during a Performance Period for any other reason, such Eligible Participant or Key Employee shall not be entitled to any payment with respect to that Performance Period unless the Committee shall otherwise determine.

      (e) Each Performance Unit may be paid in whole shares of Stock, including Restricted Stock or Deferred Stock (together with any cash representing fractional shares of Stock), or cash, or a combination of Stock and cash either as a lump sum payment or in annual installments, all as the Committee shall determine, at the time of grant of the Performance Unit or otherwise, commencing as soon as practicable after the end of the relevant Performance Period. If and to the extent the full value of a Performance Unit is not paid in Stock, then the shares of Stock representing the portion of the value of the Performance Unit not paid in Stock shall again become available for award under the Plan.

7.   Restricted Stock

      (a) Restricted Stock may be received by an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Unit. Restricted Stock shall be subject to a restriction period (after which restrictions shall lapse) which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Restriction Period"). The Committee may provide for the lapse of restrictions in installments where deemed appropriate.

      (b) Except as otherwise provided in this Section 7, no shares of Restricted Stock received by an Eligible Participant or Key Employee shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Restriction Period; PROVIDED, HOWEVER, the Restriction Period for any recipient of Restricted Stock shall expire and all restrictions on shares of Restricted Stock shall lapse upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

      (c) Except as otherwise provided in Section 7(b) above, if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Restriction Period, all shares of Restricted Stock still subject to restriction shall, unless the Committee otherwise determines, be forfeited by the recipient and shall be reacquired by the Company, and, in the case of Restricted Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Restricted Stock shall again become available for award under the Plan.

      (d) The Committee may require, under such terms and conditions as it deems appropriate or desirable, that the certificates for Restricted Stock delivered under the Plan be held in custody by a bank or other institution, or that the Company may itself hold such shares in custody until the Restriction Period expires or until restrictions thereon otherwise lapse, and may require, as a condition of any receipt of Restricted Stock, that the recipient shall have delivered a stock power endorsed in blank relating to the Restricted Stock.

      (e) Nothing in this Section 7 shall preclude a recipient of Restricted Stock from exchanging any shares of Restricted Stock subject to the restrictions contained herein for any other shares of Stock that are similarly restricted.

8.   Deferred Stock

      (a) Deferred Stock may be credited to an Eligible Participant or Key Employee either as an Award or as the result of an exercise of an Option or SAR or as payment for a Performance Unit. Deferred Stock shall be subject to a deferral period which shall mean a period commencing on the date the Award is granted and ending on such date or upon the achievement of such performance or other criteria as the Committee shall determine (the "Deferral Period"). The Committee may provide for the expiration of the Deferral Period in installments where deemed appropriate.

      (b) Except as otherwise provided in this Section 8, no Deferred Stock awarded hereunder shall be sold, exchanged, transferred, pledged, hypothecated or otherwise disposed of during the Deferral Period; PROVIDED, HOWEVER, the Deferral Period shall expire upon the recipient's death, Total Disability, retirement on or after age 65 or an earlier age with the consent of the Company, or upon a Significant Event, as determined by the Committee.

      (c) At the expiration of the Deferral Period, the recipient of Deferred Stock shall be entitled to receive a certificate pursuant to Section 9 for the number of shares of Stock equal to the number of shares of Deferred Stock credited on his or her behalf. Amounts equal to any dividends declared during the Deferral Period with respect to the number of shares of Deferred Stock credited to a recipient shall be paid to such recipient within 30 days after each dividend was declared unless, at the time of the Award the Committee determined that such dividends should be reinvested in additional shares of Deferred Stock, in which case additional shares of Deferred Stock shall be credited based on the Stock's Fair Market Value at the time of each such dividend.

      (d) Except as otherwise provided in Section 8(b), if an Eligible Participant or Key Employee terminates employment or service with all Participating Companies for any reason before the expiration of the Deferral Period, all shares of Deferred Stock shall, unless the Committee otherwise determines, be forfeited by the Key Employee or Eligible Participant, and, in the case of Deferred Stock purchased through the exercise of an Option, the Company shall refund the purchase price paid on the exercise of the Option. Upon such forfeiture, such forfeited shares of Deferred Stock shall again become available for award under the Plan.

9.   Certificates for Awards of Stock

      (a) Subject to Section 7(d), each Eligible Participant or Key Employee entitled to receive shares of Stock under the Plan shall be issued a certificate for such shares. Such certificate shall be registered in the name of the Eligible Participant or Key Employee and shall bear an appropriate legend reciting the terms, conditions and restrictions, if any, applicable to such shares and shall be subject to appropriate stop-transfer orders.

      (b) The Company shall not be required to issue or deliver any certificates for shares of Stock prior to (i) the listing of such shares on any stock exchange or quotation system on which the Stock may then be listed and
(ii) the completion of any registration or qualification of such shares under any Federal or state law, or any ruling or regulation of any government body which the Company shall, in its sole discretion, determine to be necessary or advisable.

      (c) All certificates for shares of Stock delivered under the Plan shall also be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange or quotation system upon which the Stock is then listed and any applicable Federal or state securities laws; and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions. The foregoing provisions of this Section 9(c) shall not be effective if and to the extent that the shares of Stock delivered under the Plan are covered by an effective and current registration statement under the Securities Act of 1933, or if and so long as the Committee determines that application of such provisions is no longer required or desirable. In making such determination, the Committee may rely upon an opinion of counsel for the Company.

      (d) Except for the restrictions on Restricted Stock or Deferred Stock under Sections 7 and 8, each Eligible Participant or Key Employee who receives an award of Stock shall have all of the rights of a stockholder with respect to such shares, including the right to vote the shares and receive dividends and other distributions. No Eligible Participant or Key Employee awarded an Option, an SAR, Performance Unit or Deferred Stock shall have any right as a stockholder with respect to any shares subject to such Award prior to the date of issuance to him or her of a certificate or certificates for such shares, except as otherwise provided under Section 8 with respect to Deferred Stock.

10.  Loans and Supplemental Cash Payments

      (a) The Committee may provide for supplemental cash payments or loans to Eligible Participants or Key Employees at such time and in such manner as the Committee may determine in connection with Awards granted under the Plan.

      (b) Supplemental cash payments shall be subject to such terms and conditions as the Committee may specify; PROVIDED, HOWEVER, in no event shall the amount of such payment exceed (i) in the case of an Option, the excess of the Fair Market Value of the shares of Stock, disregarding any restrictions in the case of Restricted Stock or Deferred Stock, purchased through the Option on the date of exercise over the option price, or (ii) in the case of an Award of an SAR, Performance Unit, Restricted Stock or Deferred Stock, the value of the shares of Stock and other consideration issued in payment of such Award; and PROVIDED, HOWEVER, in the case of an incentive stock option, no supplemental cash payment shall be made if it would disqualify such option under Section 422 of the Code.

      (c) In the case of loans, any such loan shall be evidenced by a written loan agreement or other instrument in such form and with such terms and conditions, including, without limitation, provisions for interest, payment schedules, collateral, forgiveness, events of default or acceleration of such loans or parts thereof, as the Committee shall specify; PROVIDED, HOWEVER, that in the case of an incentive stock option, the interest rate set by the Committee under such an arrangement shall be no lower than that required to avoid the imputation of unstated interest under the Code and the Committee shall specify no such term or condition that would result in such option failing to qualify as an incentive stock option.

11.  Beneficiary

      (a) Each Eligible Participant or Key Employee, as the case may be, shall file with the Committee a written designation, signed by the Eligible Participant or Key Employee, of one or more persons as the Beneficiary who shall be entitled to receive the Award, if any, payable under the Plan upon his or her death, and the designation may name one or more persons as contingent Beneficiaries. An Eligible Participant or Key Employee may from time to time revoke or change his or her Beneficiary designation without the consent of any prior Beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; PROVIDED, HOWEVER, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Eligible Participant's or Key Employee's death, and in no event shall it be effective as of a date prior to such receipt. Any such designation, or revocation or change of such designation, shall be in such form and manner as the Committee shall determine.

      (b) If no such Beneficiary designation is in effect at the time of an Eligible Participant's or Key Employee's death, or if no designated Beneficiary survives the Eligible Participant or Key Employee or if such Beneficiary is not located by the Committee within one year of the death of the Eligible Participant or Key Employee or if such designation conflicts with law, such person's estate shall be entitled to receive the Award, if any, payable under the Plan upon his or her death. If the Committee is in doubt as to the right of any person to receive such Award, the Company may retain such Award, without liability for any interest thereon, until the Committee determines the rights thereto, or the Company may pay such Award into any court of appropriate jurisdiction and such payment shall be a complete discharge of the liability of the Company therefor.
                                     A-10

      (c) Wherever in this Plan the Committee is directed or authorized to pay an Award to an estate of a deceased participant, the Committee shall pay such Award to the personal representative of such estate, if any has qualified within 12 months of death, and if not, then to the persons who would be entitled to receive the Award under the laws of descent and distribution of the State of Georgia in effect at the date of death of the participant if he or she had died intestate owning such property in fee simple. The determination by the Committee shall be final and the Committee shall be fully protected in paying the Award to the person or persons determined by the Committee in good faith to be entitled thereto irrespective of whether such payments are made to the person or persons who are in fact entitled to receive such Award.

12.  Administration of the Plan

      (a) The Plan shall be administered by a Committee composed of two or more persons, as appointed by the Board and serving at the Board's pleasure, but unless and until the Committee is actually appointed by the Board, the Board shall function as and in place of the Committee. Each member of the Committee shall be a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934 or successor rule or regulation.

      (b) All decisions, determinations or actions of the Committee made or taken pursuant to grants of authority under the Plan shall be made or taken in the sole discretion of the Committee and shall be final, conclusive and binding on all persons for all purposes.

      (c) The Committee shall have full power, discretion and authority to interpret, construe, act and administer the Plan and any part thereof, and its interpretations and constructions thereof and actions taken thereunder shall be final, conclusive and binding on all persons for all purposes.

      (d) The Committee's decisions and determinations under the Plan need not be uniform and may be made selectively among participants in the Plan, whether or not such participants are similarly situated.

      (e) The Committee shall keep minutes of its actions under the Plan. The act of a majority of the members present at a meeting duly called and held shall be the act of the Committee. Any decision or determination reduced to writing and signed by all members of the Committee shall be fully as effective as if made by unanimous vote at a meeting duly called and held.

      (f) The Committee may employ such legal counsel, including, without limitation, independent legal counsel and counsel regularly employed by the Company, consultants and agents as the Committee may deem appropriate for the administration of the Plan and may rely upon any opinion received from any such counsel or consultant and any computations received from any such consultant or agent. All expenses incurred by the Committee in interpreting and administering the Plan, including, without limitation, meeting fees and expenses and professional fees, shall be paid by the Company.

      (g) No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. Each member or former member of the Committee or the Board shall be indemnified and held harmless by the Company against all costs or expenses (including counsel fees) or liabilities (including any sum paid in settlement of a claim with the approval of the Board) arising out of any act or omission to act in connection with the Plan unless arising out of such member's own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members or former members may have as Directors or under the Bylaws of the Company.

13.  Amendment or Discontinuance

     The Board may at any time amend or terminate the Plan. The Plan may also be amended by the Committee, provided that all such amendments shall be reported to the Board. No amendment shall, without approval by a majority of the Company's stockholders, (i) alter the group of persons eligible for qualified incentive stock options under the Plan, or (ii) increase the maximum number of shares of Stock which are available for Awards under the Plan. No amendment or termination shall retroactively impair the rights of any person with respect to an Award. On or after the occurrence of a Change in Control, the Plan may not be amended or terminated until all payments required by Section 15 are made.

14.  Adjustments in Event of Change in Common Stock

     In the event of any recapitalization, reclassification, split-up or consolidation of shares of Stock, merger or consolidation of the Company or sale by the Company of all or a substantial portion of its assets, or other event which could distort the implementation of the Plan or the realization of its objectives, the Committee may make such appropriate adjustments in the Stock subject to Awards, including Stock subject to purchase by an Option, or the terms, conditions or restrictions on Stock or Awards as the Committee deems equitable; PROVIDED, HOWEVER, that no such adjustments shall be made on or after the occurrence of a Change in Control without the affected participant's consent.

15.  Change in Control

     Notwithstanding   anything  else  herein  to  the  contrary,   as  soon  as
practicable after the occurrence of a Change in Control, if any, the following shall occur:

      (a) All participants in the Plan may, regardless of whether still an employee of any Participating Company or a director of the Company, elect to cancel all or any portion of any Option no later than 90 days after the Change in Control, in which event the Company shall pay to such electing participant, an amount in cash equal to the excess, if any, of the Current Market Value (as defined below) of the shares of Stock, including Restricted Stock or Deferred Stock, subject to the Option or the portion thereof so canceled over the option or purchase price for such shares; PROVIDED, HOWEVER, that, if the participant is no longer an employee or in the service of any Participating Company, the Option is exercisable at the time of the Change in Control.

      (b) All Performance Periods shall end and the Company shall pay each participant an amount in cash equal to the value of such participant's Performance Units, if any, based upon the Stock's Current Market Value, in full settlement of such Performance Units.

      (c) All Restriction Periods shall end and the Company shall pay each participant an amount in cash equal to the Current Market Value of the Restricted Stock held by, or on behalf of, each participant in exchange for such Restricted Stock.

      (d) All Deferral Periods shall end and the Company shall pay to each participant an amount in cash equal to the Current Market Value of the number of shares of Stock multiplied by the number of shares of Deferred Stock credited to such participant in full settlement of such Deferred Stock.

      (e) The Company shall pay to each participant the full amount, if any, deferred by such participant under the Plan which is not Performance Units, Restricted Stock or Deferred Stock.

      (f) The Company may reduce the amount due any participant under this Section by the unpaid balance, if any, of the principal and accrued and unpaid interest of any loans to such participant under Section 10.

      (g) For purposes of this Section 15, "Current Market Value" means the highest Closing Price (defined below) during the period (the "Reference Period") commencing 30 days prior to the Change in Control and ending 30 days after the Change in Control; provided, that if the Change in Control occurs as a result of a tender offer or exchange offer, or a merger, purchase of assets or stock or other transaction approved by stockholders of the Company, Current Market Value shall mean the higher of (i) the highest Closing Price during the Reference Period or (ii) the highest price paid per share pursuant to such tender offer, exchange offer or transaction. The "Closing Price" on any day during the Reference Price means the closing price per share of Stock based upon sales transactions on the national stock exchange or other nationally recognized quotation service (including the Nasdaq Stock Market) that day.

16.  Options to Non-Employee Directors

      (a) On the last day of each December (after the effective date of this Plan) on which regular trading occurs on the Nasdaq Stock Market during which the Plan is in force and effect, each Non-Employee Director who shall have served as a director of the Company, without resignation, leave, removal or other interruption, since the last annual shareholders meeting, shall be granted, without the necessity of action by the Committee or the Board, an Option hereunder to purchase 2,000 shares of Stock at an exercise price equal to the Fair Market Value of the Stock on such grant date.

      (b) Such Options granted under this Section 16 shall be exercisable commencing on the date of grant and thereafter until the date which is ten years and one day from the date of grant.

      (c) In all other respects, options granted to Non-Employee Directors hereunder shall conform to the terms of this Plan.

      (d) Upon the exercise of all or a portion of any of the Options provided for in this Section 16, the Company shall pay a supplemental cash amount equal to the greater of (i) the Company's minimum federal and state tax withholding obligation with respect to such exercise by the Non-Employee Director and such supplemental payment, or (ii) an amount sufficient to defray the federal and state tax consequences to the Non-Employee Director attributable to such exercise by the Non-Employee Director and such supplemental payment, as determined by the Committee on each date of such exercise, and based upon such information and calculations as the Committee in its sole discretion shall deem appropriate.

17.  Miscellaneous

      (a) Nothing in this Plan or any Award granted hereunder shall confer upon any employee any right to continue in the employ of any Participating Company or interfere in any way with the right of any Participating Company to terminate his or her employment at any time.

      (b) No Award payable under the Plan shall be deemed salary or compensation for the purpose of computing benefits under any employee benefit plan or other arrangement of any Participating Company for the benefit of its employees unless the Company shall determine otherwise.

      (c) No participant shall have any claim to an Award until it is actually granted under the Plan. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments of awards provided for under the Plan shall be paid in cash from the general funds of the Company; PROVIDED, HOWEVER, that such payments shall be reduced by the amount of any payments made to the participant or his or her dependents, beneficiaries or estate from any trust or special or separate fund established by the Company to assure such payments. The Company shall not be required to establish a special or separate fund or other segregation of assets to assure such payments, and, if the Company shall make any investments to aid it in meeting its obligations hereunder, the participant shall have no right, title or interest whatever in or to any such investments except as may otherwise be expressly provided in a separate written instrument relating to such investments. Nothing contained in this Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind between the Company and any participant. To the extent that any participant acquires a right to receive payments from the Company hereunder, such right shall be no greater than the right of an unsecured creditor of the Company.

      (d) Absence on leave approved by a duly constituted officer of the Company shall not be considered interruption or termination of employment for any purposes of the Plan; PROVIDED, HOWEVER, that no Award may be granted to an employee while he or she is absent on leave.

      (e) If the Committee shall find that any person to whom any Award, or portion thereof, is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, then any payment due him or her (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, a child, a relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Company therefor.

      (f) The right of any person to any Award payable under the Plan may not be assigned, transferred, pledged or encumbered, either voluntarily or by operation of law, except as provided in Section 11 with respect to the designation of a Beneficiary or as may otherwise be required by law. If, by reason of any attempted assignment, transfer, pledge or encumbrance or any bankruptcy or other event happening at any time, any amount payable under the Plan would be made subject to the debts or liabilities of the participant or his or her Beneficiary or would otherwise devolve upon anyone else and not be enjoyed by the participant or his or her Beneficiary, then the Committee may terminate such person's interest in any such payment and direct that the same be held and applied to or for the benefit of the participant, his or her Beneficiary or any other persons deemed to be the natural objects of his or her bounty, taking into account the expressed wishes of the participant (or, in the event of his or her death, those of his or her Beneficiary) in such manner as the Committee may deem proper.

      (g) Copies of the Plan and all amendments, administrative rules and procedures and interpretations shall be made available to all participants at all reasonable times at the Company's headquarters.

      (h) The Committee may cause to be made, as a condition precedent to the payment of any Award, or otherwise, appropriate arrangements with the participant or his or her Beneficiary, for the withholding of any federal, state, local or foreign taxes.

      (i) The Plan and the grant of Awards shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

      (j) All elections, designations, requests, notices, instructions and other communications from an Eligible Participant or Key Employee, Beneficiary or other person to the Committee, required or permitted under the Plan, shall be in such form as is prescribed from time to time by the Committee and shall be mailed by first class mail or delivered to such location as shall be specified by the Committee.

      (k) The terms of the Plan shall be binding upon the Company and its successors and assigns.

      (l) Captions preceding the sections hereof are inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provision hereof.

























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


                                         WEGENER CORPORATION

      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR USE AT THE 1998 ANNUAL MEETING
OF STOCKHOLDERS TO BE HELD ON JANUARY 27, 1998 AT 7:00 P.M., EASTERN STANDARD TIME.

      The undersigned  hereby appoints Robert A. Placek and C. Troy Woodbury,  Jr. and each of them, attorneys and proxies with full power to each of  substitution,  to vote in the name of and as proxy for the undersigned at the Annual Meeting of Stockholders of Wegener  Corporation (the "Company") to
be held on Tuesday,  January 27, 1998 at 7:00 p.m. at the offices of the Company,  11350  Technology
Circle, Duluth, Georgia 30097, and at any adjournment thereof, according to the number of votes that the undersigned would be entitled to cast if personally present, on the following matters:

(1)   To elect the  following  nominee  as  director  to serve  until  the 2001  Annual  Meeting  of
      Stockholders and until his successor is elected and qualified:

                                        James H. Morgan, Jr.

      [ ]  FOR the nominee listed above             [ ]  WITHHOLD AUTHORITY to vote for the nominee
           (except as indicated to the contrary below)

      (To withhold authority to vote for any individual nominee(s),  write that nominee's name(s) on the line below:)

____________________________________________________________________________________________________


(2)   To approve and adopt the Wegener Corporation 1998 Incentive Plan;

                      [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

(3)   To ratify the appointment of BDO Seidman, LLP as auditors for the Company and its subsidiaries for the fiscal year 1998; and

                      [ ]  FOR           [ ]  AGAINST         [ ]  ABSTAIN

(4)   To transact  such other  business as may properly  come before the meeting or any  adjournment thereof.
























                                                A-16




PROPERLY EXECUTED PROXIES WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO SUCH
DIRECTIONS  ARE GIVEN,  SUCH PROXIES WILL BE VOTED FOR THE NOMINEE  REFERRED TO IN PARAGRAPH (1) AND
FOR THE PROPOSITIONS REFERRED TO IN PARAGRAPHS (2) AND (3).


                                                       The undersigned  revokes all prior proxies to
                                                       vote the shares covered by this proxy.

                                                       _____________________________________________
                                                                        Signature

                                                       _____________________________________________
                                                                        Signature


                                                       Date:_________________________________, 199__
                                                       (When   signing   as   attorney,    executor,
                                                       administrator,  trustee or  guardian,  please
                                                       give  title as such.  If  stock  holder  is a
                                                       corporation,  corporate name should be signed
                                                       by an  authorized  officer and the  corporate
                                                       seal affixed. For joint accounts,  each joint
                                                       owner should sign.)














PLEASE SIGN,  DATE AND MAIL THIS PROXY  PROMPTLY IN THE ENCLOSED  REPLY  ENVELOPE  WHICH REQUIRES NO
POSTAGE IF MAILED IN THE UNITED STATES.



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